Exhibit 10.41
AMENDMENT TO PREVIOUSLY APPROVED SUBORDINATION AGREEMENT
MATURITY DATE EXTENSION, INTEREST RATE CHANGE AND INCORPORATION OF CERTAIN PROVISONS
For good and valuable consideration, Evercore Group L.L.C. (the “Broker/Dealer”) and PNC Bank, National Association (the “Lender”) hereby amend the Revolving Note and Cash Subordination Agreement, using FINRA Form REV-33R, executed on October 29, 2021 with a scheduled maturity date of October 28, 2023 in the principal amount of $75,000,000 (as amended, the “Subordination Agreement”), subject to the terms and conditions set forth in the Subordination Agreement previously approved by the Financial Industry Regulatory Authority, Inc.
Terms capitalized herein shall have the same meaning as identified in the Subordination Agreement. With respect to the provisions modified or added herein, to the extent any conflict exists between this amendment and the Subordination Agreement, the terms of this amendment shall control.
The Broker/Dealer and Lender hereby agree to amend the Subordination Agreement as follows:
☒1. (a) The Scheduled Maturity Date of the Subordination Agreement shall be extended to N/A (see below) (at least one year from the date of the previous Scheduled Maturity Date); OR
(b) FOR REVOLVING SUBORDINATED LOAN AGREEMENTS:
The Broker/Dealer and Lender hereby agree to amend the Revolving Note and Subordination Agreement extending the Credit Period to October 27, 2023 (During the Credit Period, the Broker/Dealer may utilize the Credit Line (as then in effect) by borrowing and/or prepaying outstanding Advances, in whole or in part, and reborrowing, all in accordance with the terms and provisions outlined therein). The Broker/Dealer is obligated to repay the aggregate unpaid principal amount of all Advances on or before October 27, 2024 (the “Scheduled Maturity Date”)(one year AFTER the end of the Credit Period).
☒2. The Broker/Dealer and Lender hereby agree to amend the Subordination Agreement by modifying the interest rate and related terms to reflect the Supplement to the Amendment attached as Rider A hereto (the terms of which the Broker/Dealer and Lender agree are incorporated into this amendment).
☐3. The Scheduled Maturity Date hereof in each year, without further action by either the Lender or Broker/Dealer, shall be extended an additional year unless on or before the day seven months (or thirteen months for equity loans, Forms 31E and 32E) preceding the Scheduled Maturity Date then in effect, the Lender shall notify the Broker/Dealer in writing, with a written copy to FINRA, that such Scheduled Maturity Date shall not be extended. By incorporating this provision, the parties to an equity loan (only) represent that:
a. the Lender will retain an ownership interest in the Broker/Dealer during the extended maturity period(s); and

b. the Broker/Dealer shall notify FINRA if any change in ownership status occurs that results in the Lender retaining no ownership interest in the Broker/Dealer.
This amendment shall not become effective unless and until FINRA has found the amendment acceptable.
The parties to this amendment, by affixing their signatures to this amendment, represent to FINRA, for its reliance, that (i) this amendment, and the Subordination Agreement which it amends, are legally valid and binding obligations on the parties; and (ii) this amendment, as executed below, conforms in every respect to and with any draft hereof which may have been heretofore submitted to and approved by FINRA for actual execution.

[Remainder of Page Intentionally Left Blank]

IN WITNESS HEREOF the parties hereto have set their hands and seals this 31st day of October, 2022.

EVERCORE GROUP L.L.C.	PNC BANK, NATIONAL ASSOCIATION

By: __________________________	By: __________________________

Name: _______________________	Name: _______________________

Title: _________________________	Title: _________________________
(Broker/Dealer)	(Lender)

        Rider A
SUPPLEMENT TO THE PREVIOUSLY
APPROVED SUBORDINATION AGREEMENT
THIS SUPPLEMENT TO THE AMENDMENT TO PREVIOUSLY APPROVED SUBORDINATION AGREEMENT (together with the Amendment to the Previously Approved Subordination Agreement and Exhibit A attached hereto, collectively, this “Amendment”) is dated as of October 31, 2022 (the “Effective Date”) and is made by and among EVERCORE GROUP L.L.C. (the “Broker/Dealer”), EVERCORE LP and EVERCORE GROUP HOLDINGS L.P. (collectively, the “Guarantors”) and PNC BANK, NATIONAL ASSOCIATION (the “Lender”) under the Subordination Agreement (as defined in the Amendment) (all such parties, the “Parties”).
RECITALS
WHEREAS, certain loans, advances and/or other extensions of credit denominated in U.S. Dollars under the Subordination Agreement bear interest or are permitted to bear interest, and have fees, commissions or other amounts based on the London Interbank Offered Rate administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms and conditions of the Subordination Agreement (the “Affected Loans”); and
WHEREAS, the applicable parties under the Subordination Agreement have determined that Affected Loans made, continued or converted under the Subordination Agreement on or after the Effective Date that would otherwise bear interest and accrue fees and commissions with reference to LIBOR, shall bear interest and accrue fees and commissions with reference to a successor rate for all purposes under the Subordination Agreement and under any other agreement, instrument, certificate or document (other than any derivative, swap agreement, hedge agreement or ISDA confirm or other analogous or similar document executed in connection with any interest rate hedging or swap transactions) executed and delivered in connection with the Subordination Agreement (together with the Subordination Agreement, each as amended, supplemented, modified or restated prior to the date hereof, collectively, the “Existing Documents”), subject to the terms and conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the Parties covenant and agree as follows:
1.Incorporation of Recitals. The foregoing recitals are incorporated herein by reference as if fully set forth herein.
2.Certain Definitions. Capitalized terms used in this Amendment but not otherwise defined herein or in Exhibit A shall have the meanings assigned to such terms in the Subordination Agreement. Capitalized terms used in Exhibit A that are also used in the Subordination Agreement shall supplement (but not replace) the defined terms in the Subordination Agreement with respect to Affected Loans, unless otherwise stated therein.
3.Amendments. The Subordination Agreement is hereby amended as set forth on Exhibit A attached hereto. Notwithstanding any provision of the Subordination Agreement or any Existing Document to the contrary, the Parties hereby agree that the terms set forth on Exhibit A apply solely to Affected Loans on and after the Effective Date. For the avoidance of doubt, to the extent provisions in the Subordination Agreement apply to Affected Loans and such provisions are not specifically addressed by Exhibit A, such provisions in the Subordination Agreement shall continue to apply to Affected Loans from and after the Effective Date. In the event of a conflict between the terms of this Amendment and the terms of the Subordination Agreement or any other Existing Document, the terms of this Amendment shall govern and control. For the further avoidance of doubt, (i) the provisions of this Amendment supersede and govern any provisions of the Subordination Agreement relating to benchmark replacements as they apply on and after the Effective Date, and (ii) the execution and delivery of this Amendment by the Parties shall be deemed to satisfy and discharge any and all requirements under the Subordination Agreement for notices to be furnished to any Party in connection with the replacement of any benchmark applicable to Affected Loans, as contemplated by this Amendment.
4.Representations and Warranties. The Broker/Dealer hereby represents and warrants that: (a) no default or Event of Default (or similar defined term) exists or will exist immediately after giving effect to the transactions contemplated hereby, (b) all representations and warranties of the Broker/Dealer contained in the Subordination Agreement, in this Amendment and in the other Existing Documents are true and correct in all material respects (without duplication of any materiality qualifiers), (c) the execution, delivery and performance of this Amendment and any other document related hereto by the Broker/Dealer and the Guarantors have been duly authorized by all necessary corporate or other organizational action, and (d) this Amendment and any other document related hereto have been duly executed and delivered by the Broker/Dealer and the Guarantors.
5.Limitation; Effect of Amendment; No Novation. No provision of the Subordination Agreement or any other Existing Document is amended or waived in any way other than as provided herein. Except as expressly set forth in this Amendment, all of the terms of the Subordination Agreement and the other Existing Documents shall be and remain in full force and effect and are hereby ratified and confirmed, and constitute the legal, valid, binding, and enforceable obligations of the parties thereto. As of the Effective Date, each reference in the Subordination Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Existing Documents to the Subordination Agreement (including, without limitation, by means of words like “thereunder,” “thereof”, “therein” and words of like import), shall mean and be a reference to the Subordination Agreement as amended by this Amendment. The Broker/Dealer and each Guarantor hereby confirms that the Subordination Agreement and each other Existing Document have at all times, since the date of the execution and delivery of such documents, remained in full force and effect and the obligations thereunder are continued as amended by this Amendment. The Broker/Dealer and each Guarantor acknowledges and agrees that the amendment of the Subordination Agreement and each other Existing Document by this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Subordination Agreement and each other Existing Document, and this Amendment, the Subordination Agreement and each other Existing Document are entitled to all rights and benefits originally pertaining to the Subordination Agreement and each other Existing Document.

6.Reaffirmation of Guarantees. The Broker/Dealer and each Guarantor hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby. The Broker/Dealer and each Guarantor hereby (a) affirms and confirms, as applicable, its guarantees and other undertakings under the Subordination Agreement and each other Existing Document, each as amended by this Amendment, to which it is a party and (b) agrees that (i) the Subordination Agreement and each other Existing Document, each as amended by this Amendment, to which it is a party continue to be in full force and effect and (ii) all guarantees and other undertakings thereunder continue to be in full force and effect (with the same priority, as applicable) and accrue to the benefit of the applicable secured party or parties thereunder.
7.Further Assurances. The Broker/Dealer and each Guarantor agrees to execute such other documents, instruments and agreements and take such further actions reasonably requested by the Lender to effectuate the provisions of this Amendment.
8.Counterparts; Effectiveness.
(a)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Effective Date of this Amendment shall be completed by the Lender as of the date when each of the conditions precedent below shall be satisfied:
(i)No Event of Default. No Event of Default shall have occurred and be continuing;
9.Authorization Documents. The Lender shall have received a certificate of a responsible officer of each Loan Party dated as of the Effective Date certifying (a) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Lender, of its members or other governing body authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been amended, modified, revoked or rescinded in any manner and are in full force and effect, (b) that attached thereto is a true and complete copy of its certificate of formation or equivalent document, certified by the Secretary of State of the State in which it is formed, and its organizational documents and that such certificate of formation and organizational documents have not been amended, modified, revoked or rescinded and are in full force and effect or certifying no changes from those last delivered to the Lender, (c) as to the incumbency and specimen signatures of each officer executing this Amendment on its behalf, and (d) that (i) the representations made by it contained in the Loan Documents to which it is a party are true and correct in all material respects, (ii) it is in compliance with all of its covenants contained in the Loan Documents to which it is a party, (iii) there exists no Event of Default and (iv) there has been no material adverse change in the condition (financial or otherwise), operations, properties, assets or prospects of the Loan Parties taken as a whole since June 30, 2022.
(i)    Receipt of Loan Documents. The Lender shall have received this Amendment fully executed by the Parties;

10.Opinion of Counsel. The Lender shall have received one or more written opinions of the Loan Parties’ counsel addressed to the Lender and covering such matters as the Lender may reasonably require;
(i)    Extension Fee. The Broker/Dealer shall have paid to the Lender an extension fee of ten (10) basis points on the aggregate commitments, which shall be fully earned and non-refundable as of the Effective Date of this Amendment and, to the extent invoiced at least one (1) Business Day prior to the date hereof, reimburse the Lender for any other costs and expenses due and payable pursuant to the terms hereof, including reasonable attorneys’ fees and expenses; and
11.This Amendment shall have been approved by FINRA and this Amendment shall not be modified or amended without the consent of FINRA.
(a)    The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. The Parties agree that this Amendment may, at the Lender’s option, be in the form of an electronic record and may be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Lender of a manually signed paper signature page which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.
12.Section Headings. Section headings used in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment.
13.Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
14.Fees and Costs. The Broker/Dealer will pay on demand all out-of-pocket fees, costs, and expenses of the Lender, including but not limited to the fees and expenses of outside counsel, in connection with the preparation, execution, and delivery of this Amendment.
15.Governing Law, Etc. The terms of the Subordination Agreement relating to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the Parties agree to such terms.
16.Ratification of Terms. The Broker/Dealer expressly ratifies and confirms the dispute resolution, waiver of jury trial or arbitration provisions, as applicable, contained in the Existing Documents, all of which are incorporated herein by reference.

17.Construction. Reference to the Amendment or this Amendment means the Amendment to the Previously Approved Subordination Agreement and the Supplement to the Amendment to the Previously Approved Subordination Agreement, together with Exhibit A attached hereto. Each such document is hereby incorporated into, and deemed to be part of, this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.
EVERCORE GROUP L.L.C

By:_______________________________________
Name:____________________________________
Title:_____________________________________
EVERCORE LP

_________________________________________
Name:
Title:
EVERCORE GROUP HOLDINGS L.P.

_________________________________________
Name:
Title:
PNC BANK, NATIONAL ASSOCIATION

By:_______________________________________
Name:____________________________________
Title:_____________________________________

    [Signature Page to 2022 Evercore Amendment to Previously Approved Subordination Agreement]